Evercore Partners Atalanta Sosnoff Transaction Overview March 5, 2010 Exhibit 99.2

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of
1933 and Section 21E of the Securities Exchange Act of 1934, which reflect our current views with respect to, among other things, our operations and financial performance.  In some cases, you can identify these forward-looking statements by the use of words such as “outlook”, “believes”, “expects”, “potential”, “continues”, “may”, “will”,
“should”, “seeks”, “approximately”, “predicts”, “intends”, “plans”, “estimates”, “anticipates” or the negative version of these words or other comparable words.  All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, and may include projections of our future financial performance based on our growth strategies and anticipated trends in our business.  Such forward-looking statements are subject to various risks and uncertainties.  Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements.  We believe these factors include, but are not limited to, those described under “Risk Factors”
discussed in our Annual Report on Form 10-K for the year ended December 31, 2009.  These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this discussion.  In addition, new risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.  Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-
looking statements.  We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Structure
Acquisition of 49% interest in Atalanta Sosnoff Capital (ASC)
ASC management team will own the remainder of the company and direct all investment operations
Consideration
Up to $83.3 million in a combination of cash and shares of EVR common stock
–
Upfront Payment of $68.6 million (100% cash)
–
Up to $14.7 million (50% cash; 50% stock) in the event earnings targets are achieved for
2010
Financial Impact
to EVR
The transaction is expected to be 3% - 5 % accretive to earnings under a range of growth rates for the business
Closing
Q2 2010 subject to the receipt of required client consents and other customary closing conditions
Atalanta Sosnoff Overview – Transaction Summary

Other (2)
1.0%
Fixed Income
2%
Balanced
15%
Large Cap Equity
81%
Atalanta Sosnoff – Business Overview
Business Description
Founded by Martin Sosnoff (“MS”) in 1981, ASC is a large-cap equity and balanced manager with $10.4 billion of assets under management across multiple separate accounts
The company is located in New York and has a total of 52 employees.  Management, led by Martin Sosnoff and
Craig Steinberg, will own 51% of the company at closing.  Management has signed long-term employment contracts
ASC invests on behalf of institutional, broker advised and high net worth clients
(1) AUM is as of December 31, 2009
(2) Other includes Value Style and Partnership
AUM by Client Type (1) AUM by Product (1)
Broker Advised
50%
Institutional
46%
High Net Worth
3%
Other (2)
1%

Atalanta Sosnoff – Assets Under Management
2009 year end assets under management of $10.4 billion
Asset growth has been driven by consistent strong investment performance and client inflows
$2,042
$2,922
$3,566
$4,255
$6,243
$8,800
$6,637
$10,361
0
2,000
4,000
6,000
8,000
10,000
12,000
2002 2003 2004 2005 2006 2007 2008 2009

Strategic Rationale
ASC has a long-term track record of best-in-class investment performance, reflecting a repeatable and disciplined investment process
ASC has demonstrated a record of sustained growth, and has
substantial additional capacity in its core investment products
Strong business and cultural fit
– High quality, high integrity, professional team
– Strong alignment of interests
The transaction is expected to be immediately accretive to earnings

Evercore Partners